As filed with the Securities and Exchange Commission on November 21, 2023.

Registration No. 333-275417

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Amendment No.2

to

FORM F-1

REGISTRATION STATEMENT UNDER SECURITIES ACT OF 1933

Bruush Oral Care Inc.

(Exact name of Registrant as specified in its charter)

British Columbia, Canada	3843	N/A
(State or other jurisdiction of incorporation or organization)	(Primary Standard Industrial Classification Code Number)	(I.R.S. Employer Identification No.)

128 West Hastings Street, Unit 210

Vancouver, British Columbia V6B 1G8

Canada

(844) 427-8774

(Address, including zip code, and telephone number, including area code, of Registrant’s principal executive offices)

Cogency Global Inc.

122 East 42nd Street, 18th Floor

New York, NY 10168

(800) 221-0102

(Name, address, including zip code, and telephone number,

including area code, of agent for service)

Copies of all communications, including communications sent to agent for service, should be sent to:

Joseph M. Lucosky, Esq.

Seth A. Brookman, Esq.

Lucosky Brookman LLP

101 Wood Avenue South, 5th Floor

Woodbridge, NJ 08830

(732) 395-4402

jlucosky@lucbro.com

Approximate date of commencement of proposed sale to the public: As soon as practicable after this Registration Statement becomes effective.

If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, check the following box. ☒

If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. ☐

If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. ☐

If this Form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. ☐

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933.

Emerging growth company ☒

If an emerging growth company that prepares its financial statements in accordance with U.S. GAAP, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 7(a)(2)(B) of the Securities Act. ☐

The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such date as the Securities and Exchange Commission, acting pursuant to section 8(a), may determine.

EXPLANATORY NOTE

Bruush Oral Care Inc. is filing this Amendment No. 2 to its registration statement on Form F-1 (File No. 333-275417) (the “Registration Statement”) as an exhibits-only filing solely to file Exhibits 5.1, 23.1 and 23.2. Accordingly, this amendment consists only of the facing page, this explanatory note, Item 8 of Part II of the Registration Statement, the signature page to the Registration Statement, and the filed exhibits. The remainder of the Registration Statement is unchanged and has therefore been omitted.

PART II

INFORMATION NOT REQUIRED IN PROSPECTUS

Item 8. Exhibits and Financial Statement Schedules.

Exhibit No.	Description

3.1	Articles of Incorporation (incorporated by reference to Exhibit 3.1 to the Company’s Registration Statement on Form F-1 filed with the SEC on July 26, 2022 (File No. 333-265969))

3.2	By-laws (incorporated by reference to Exhibit 3.2 to the Company’s Registration Statement on Form F-1 filed with the SEC on July 26, 2022 (File No. 333-265969))

4.1	Form of Warrant, dated June 26, 2023, issued to Target Capital 14 LLC (incorporated herein by reference to Exhibit 4.8 of the Company’s Registration Statement on Form F-1 dated June 26, 2023 (File No. 333-272942))

5.1	Opinion of DuMoulin Black LLP

10.1	Endorsement Agreement by and between Kevin Hart Enterprises, Inc. and the Company dated October 29, 2020 (incorporated by reference to Exhibit 10.1 to the Company’s Registration Statement on Form F-1 filed with the SEC on July 29, 2022)

10.2+	Omnibus Securities and Incentive Plan, effective June 29, 2022 + (incorporated by reference to Exhibit 10.3 to the Company’s Registration Statement on Form F-1 filed with the SEC on July 26, 2022 (File No. 333-265969))

10.3+	Employment Agreement between the Company and Aneil Manhas, dated July 28, 2022 (incorporated by reference to Exhibit 10.8 to the Company’s Registration Statement on Form F-1 filed with the SEC on July 29, 2022 (File No. 333-265969))

10.4+	Employment Agreement between the Company and Matthew Kavanagh dated February 8, 2022 (incorporated by reference to Exhibit 10.7 to the Company’s Registration Statement on Form F-1 filed with the SEC on July 26, 2022 (File No. 333-265969))

10.5+	Employment Agreement between the Company and Alan MacNevin, dated May 10, 2022 (incorporated by reference to Exhibit 10.8 to the Company’s Registration Statement on Form F-1 filed with the SEC on July 26, 2022 (File No. 333-265969))

10.6	Form of Security Purchase Agreement, dated December 7, 2022 (incorporated herein by reference to Exhibit 10.1 of the Company’s Report of Foreign Private Issuer on Form 6-K furnished to the SEC on December 20, 2022)

10.7	Form of Securities Purchase Agreement, dated June 26, 2023, by and between Bruush Oral Care Inc. and Target Capital 14 LLC (incorporated herein by reference to Exhibit 10.7 of the Company’s Registration Statement on Form F-1 dated June 26, 2023 (File No. 333-272942))

10.8	Form of Registration Rights Agreement, dated June 26, 2023, by and between Bruush Oral Care Inc. and Target Capital 14 LLC (incorporated herein by reference to Exhibit 10.8 of the Company’s Registration Statement on Form F-1 dated June 26, 2023 (File No. 333-272942))

10.9	Form of Convertible Note, dated June 26, 2023, issued to Target Capital 14 LLC (incorporated herein by reference to Exhibit 10.9 of the Company’s Registration Statement on Form F-1 dated June 26, 2023 (File No. 333-272942))

10.10	Inducement Letter, by and between the Company and Holder, dated August 22, 2023 (incorporated herein by reference to Exhibit 10.1 of the Company’s Report of Foreign Private Issuer on Form 6-K furnished to the SEC on August 23, 2023)

10.11	Form of New Warrant (incorporated herein by reference to Exhibit 10.2 of the Company’s Report of Foreign Private Issuer on Form 6-K furnished to the SEC on August 23, 2023)

10.12	Securities Purchase Agreement dated October 2, 2023 (incorporated herein by reference to Exhibit 10.1 of the Company’s Report of Foreign Private Issuer on Form 6-K furnished to the SEC on October 6, 2023)

10.13	Registration Rights Agreement dated October 2, 2023 (incorporated herein by reference to Exhibit 10.2 of the Company’s Report of Foreign Private Issuer on Form 6-K furnished to the SEC on October 6, 2023)

10.14	Form of Pre-Funded Warrant (incorporated herein by reference to Exhibit 10.3 of the Company’s Report of Foreign Private Issuer on Form 6-K furnished to the SEC on October 6, 2023)

10.15	Form of Warrant (incorporated herein by reference to Exhibit 10.4 of the Company’s Report of Foreign Private Issuer on Form 6-K furnished to the SEC on October 6, 2023)

10.16	Confession of Judgment (incorporated herein by reference to Exhibit 10.5 of the Company’s Report of Foreign Private Issuer on Form 6-K furnished to the SEC on October 6, 2023)

10.17	Waiver and Notice Letter (incorporated herein by reference to Exhibit 10.17 to the Company’s Registration Statement on Form F-1 filed with the SEC on October 6, 2023 (File No. 333-272942))

10.18	Waiver Warrant (incorporated herein by reference to Exhibit 10.18 to the Company’s Registration Statement on Form F-1 filed with the SEC on October 6, 2023 (File No. 333-272942))

10.19	Amendment to Credit Support Agreement, dated October 23, 2023, by and between Bruush Oral Care Inc. and Yaletown Bros Ventures Ltd. (incorporated herein by reference to Exhibit 10.1 of the Company’s Report of Foreign Private Issuer on Form 6-K furnished to the SEC on October 24, 2023)

10.20	Consulting Agreement, dated October 23, 2023, by and between Bruush Oral Care Inc. and Alchemy Advisors LLC (incorporated herein by reference to Exhibit 10.2 of the Company’s Report of Foreign Private Issuer on Form 6-K furnished to the SEC on October 24, 2023)

10.21

Form of Letter Agreement, dated November 8, 2023, by and between Bruush Oral Care Inc. and Target Capital 14, LLC (incorporated herein by reference to Exhibit 10.1 of the Company’s Report of Foreign Private Issuer on Form 6-K furnished to the SEC on November 8, 2023)

10.22	Form of Pre-Funded Warrant, dated November 8, 2023, issued to Target Capital 14, LLC (incorporated herein by reference to Exhibit 10.2 of the Company’s Report of Foreign Private Issuer on Form 6-K furnished to the SEC on November 8, 2023)

10.23

Letter Agreement, dated November 15, 2023, by and between Bruush Oral Care Inc. and Generating Alpha Ltd. (incorporated herein by reference to Exhibit 10.1 of the Company’s Report of Foreign Private Issuer on Form 6-K furnished to the SEC on November 17, 2023)

10.24

Form of Pre-Funded Warrant, dated November 15, 2023, issued to Generating Alpha Ltd. (incorporated herein by reference to Exhibit 10.2 of the Company’s Report of Foreign Private Issuer on Form 6-K furnished to the SEC on November 17, 2023)

14.1	Code of Ethics (incorporated by reference to Exhibit 14.1 to the Company’s Registration Statement on Form F-1 filed with the SEC on July 22, 2022 (File No. 333-265969))

21.1	List of Subsidiaries of Registrant (incorporated by reference to Exhibit 21.1 to the Company’s Registration Statement on Form F-1 filed with the SEC on July 26, 2022 (File No. 333-265969))

23.1	Consent of Dale Matheson Carr-Hilton LaBonte LLP

23.2	Consent of DuMoulin Black LLP (included in Exhibit 5.1)

24.1	Power of Attorney (included as part of the signature page of the initial filing of the Registration Statement)

99.1	Audit Committee Charter (incorporated by reference to Exhibit 99.1 to the Company’s Registration Statement on Form F-1 filed with the SEC on July 22, 2022 (File No. 333-265969))

99.2	Compensation Committee Charter (incorporated by reference to Exhibit 99.2 to the Company’s Registration Statement on Form F-1 filed with the SEC on July 22, 2022 (File No. 333-265969))

99.3	Nominating and Corporate Governance Committee Charter (incorporated by reference to Exhibit 99.3 to the Company’s Registration Statement on Form F-1 filed with the SEC on July 22, 2022 (File No. 333-265969))

99.4	Insider Trading Policy (incorporated by reference to Exhibit 99.6 to the Company’s Registration Statement on Form F-1 filed with the SEC on July 29, 2022 (File No. 333-265969))

107*	Filing Fee Table

*	Previously filed.
+	Indicates management contract or compensatory plan.

Schedules: None

Item 9. Undertakings.

The undersigned Registrant hereby undertakes:

(1) To file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement:

(i) To include any prospectus required by Section 10(a)(3) of the Securities Act of 1933, as amended.

(ii) To reflect in the prospectus any facts or events arising after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement. Notwithstanding the foregoing, any increase or decrease in volume of securities offered (if the total dollar value of securities offered would not exceed that which was registered) and any deviation from the low or high end of the estimated maximum offering range may be reflected in the form of prospectus filed with the Commission pursuant to Rule 424(b) (§ 230.424(b) of this chapter) if, in the aggregate, the changes in volume and price represent no more than 20% change in the maximum aggregate offering price set forth in the “Calculation of Registration Fee” table in the effective registration statement.

(iii) To include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement.

(2) That, for the purpose of determining any liability under the Securities Act of 1933, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

(3) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

The undersigned Registrant hereby undertakes that:

(1) For purposes of determining any liability under the Securities Act of 1933, the information omitted from the form of prospectus filed as part of this registration statement in reliance upon Rule 430A and contained in a form of prospectus filed by the Registrant pursuant to Rule 424(b)(1) or (4) or 497(h) under the Securities Act shall be deemed to be part of this registration statement as of the time it was declared effective.

(2) For the purpose of determining any liability under the Securities Act of 1933, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing this registration statement on Form F-1 with the Securities and Exchange Commission and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Vancouver, Province of British Columbia, Canada, on November 21, 2023.

BRUUSH ORAL CARE INC.

By:	/s/ Aneil Singh Manhas
Aneil Singh Manhas
Chief Executive Officer

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below hereby constitutes and appoints Aneil Singh Manhas, as his true and lawful attorney-in-fact and agent with full power of substitution, for him in any and all capacities, to sign any and all amendments to this registration statement (including post-effective amendments or any abbreviated registration statement and any amendments thereto filed pursuant to Rule 462(b) increasing the number of securities for which registration is sought), and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact, proxy and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully for all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact, proxy and agent, or his substitute, may lawfully do or cause to be done by virtue hereof

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Aneil Manhas	Aneil Manhas	November 21, 2023
Chief Executive Officer (Principal Executive Officer, Acting Principal Financial and Accounting Officer)

/s/ Kia Besharat	Kia Besharat	November 21, 2023
Director

/s/ Robert Ward	Robert Ward	November 21, 2023
Director

SIGNATURE OF AUTHORIZED REPRESENTATIVE IN THE UNITED STATES

Pursuant to the Securities Act of 1933, the undersigned, the duly authorized representative in the United States of the registrant has signed this registration statement or amendment thereto in the City and State of New York on November 21, 2023.

COGENCY GLOBAL INC.

By:	/s/ Colleen A. De Vries
Name:	Colleen A. De Vries
Title:	Senior Vice-President Global Inc.